Exhibit 99.1

May 11, 2011

To Holders of Tube City IMS Corporation’s

9  3/4% Senior Subordinated Notes

due 2015

As required by Section 4.02(1) of the Indenture for the Tube City IMS Corporation 9  3/4% Senior Subordinated Notes due 2015, we are supplying the following information:

1)	The Form 10-Q of TMS International Corp., our parent company, for the period ending March 31, 2011; and

2)	Reconciling financial statements providing details of the balances and adjustments necessary to reconcile from the TMS International Corp. results to the results of Tube City IMS Corporation.

The reconciling financial statements include explanatory notes which discuss the relationship between the entities and the adjustments involved.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Quarter ended March 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$551,126	$—	$551,126
Service revenue	112,834	—	112,834

Total revenue	663,960	—	663,960

Costs and expenses:
Cost of scrap shipments	528,726	—	528,726
Site operating costs	84,564	—	84,564
Selling, general and administrative expenses	16,065	—	16,065
Depreciation	11,799	—	11,799
Amortization	3,062	—	3,062

Total costs and expenses	644,216	—	644,216

Income from operations	19,744	—	19,744
Interest expense, net	(8,677)	847	(7,830)

Income before income taxes	11,067	847	11,914

Income tax expense	(4,850)	(288)	(5,138)

Net income	6,217	559	6,776

Accretion of Preferred Stock Dividends	(5,895)	5,895	—

Income applicable to common shares	$322	$6,454	$6,776

Net Income per share:
(basic and diluted)	$0.07		$7.42

Average common shares outstanding:
(basic and diluted)	4,943,992		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Quarter ended March 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Revenue:
Revenue from sale of materials	$377,210	$—	$377,210
Service revenue	93,463	—	93,463

Total revenue	470,673	—	470,673

Costs and expenses:
Cost of scrap shipments	363,911	—	363,911
Site operating costs	68,968	—	68,968
Selling, general and administrative expenses	11,939	(1)	11,938
Depreciation	12,930	—	12,930
Amortization	3,051	—	3,051

Total costs and expenses	460,799	(1)	460,798

Income from operations	9,874	1	9,875
Interest expense, net	(11,505)	2,313	(9,192)

(Loss) income before income taxes	(1,631)	2,314	683

Income tax expense	(1,017)	189	(828)

Net (loss) income	(2,648)	2,503	(145)

Accretion of Preferred Stock Dividends	(5,459)	5,459	—

Loss applicable to common shares	$(8,107)	$7,962	$(145)

Net Loss per share:
(basic and diluted)	$(1.62)		$(0.16)

Average common shares outstanding:
(basic and diluted)	4,994,428		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share data)

	March 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$53,580	$—	$53,580
Accounts receivable, net of allowance for doubtful accounts of $2,125	284,229	—	284,229
Inventories	58,782	—	58,782
Prepaid and other current assets	16,404	—	16,404
Deferred tax asset	6,603	—	6,603

Total current assets	419,598	—	419,598

Property, plant and equipment, net	140,256	—	140,256
Deferred financing costs, net of accumulated amortization of $9,897	7,767	—	7,767
Goodwill	243,984	—	243,984
Other intangibles, net of accumulated amortization of $50,485	163,203	—	163,203
Other noncurrent assets	2,538	—	2,538

Total assets	$977,346	$—	$977,346

Liabilities, Redeemable Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$254,472	$—	$254,472
Accounts payable overdraft	49,105	—	49,105
Salaries, wages and related benefits	21,729	—	21,729
Accrued expenses	23,582	(1,556)	22,026
Revolving bank borrowings	517	—	517
Current portion of long-term debt	2,687	—	2,687

Total current liabilities	352,092	(1,556)	350,536

Long-term debt	380,511	—	380,511
Indebtedness to related parties	42,155	(42,155)	—
Deferred tax liability	45,295	2,172	47,467
Other noncurrent liabilities	19,817	3,240	23,057

Total liabilities	839,870	(38,299)	801,571

Redeemable preferred stock:

TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 25,000 shares designated as Class A; $0.001 par value per share; 21,883 shares issued and outstanding, liquidation preference of $302,739, accumulated and unpaid dividend of $86,098	302,739	(302,739)	—
Stockholders’ (deficit) equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; no shares issued and outstanding	—	—	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 4,943,992 shares issued and outstanding	—	—	—
Capital in excess of par value	—	246,879	246,879
Accumulated deficit	(165,386)	94,158	(71,228)
Accumulated other comprehensive income	(143)	—	(143)

Total TMS International Corp./Tube City IMS Corp. stockholders’ (deficit) equity	(165,529)	341,038	175,509
Noncontrolling interest	266	—	266

Total stockholders’ (deficit) equity	(165,263)	341,038	175,775

Total liabilities, redeemable preferred stock and stockholders’ deficit	$977,346	$—	$977,346

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share data)

	December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$49,492	$—	$49,492
Accounts receivable, net of allowance for doubtful accounts of $2,125	207,147	—	207,147
Inventories	38,664	—	38,664
Prepaid and other current assets	19,562	—	19,562
Deferred tax asset	6,702	—	6,702

Total current assets	321,567	—	321,567

Property, plant and equipment, net	138,540	—	138,540
Deferred financing costs, net of accumulated amortization of $9,280	8,384	—	8,384
Goodwill	242,148	—	242,148
Other intangibles, net of accumulated amortization of $47,232	165,295	—	165,295
Other noncurrent assets	2,971	—	2,971

Total assets	$878,905	$—	$878,905

Liabilities, Redeemable Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$177,668	$—	$177,668
Accounts payable overdraft	25,802	—	25,802
Salaries, wages and related benefits	28,934	—	28,934
Accrued expenses	30,834	(809)	30,025
Revolving bank borrowings	304	—	304
Current portion of long-term debt	3,185	—	3,185

Total current liabilities	266,727	(809)	265,918

Long-term debt	380,997	—	380,997
Indebtedness to related parties	42,155	(42,155)	—
Deferred tax liability	42,932	1,982	44,914
Other noncurrent liabilities	20,203	3,242	23,445

Total liabilities	753,014	(37,740)	715,274

Redeemable preferred stock:

TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 25,000 shares designated as Class A; $0.001 par value per share; 21,883 shares issued and outstanding, liquidation preference of $296,844, accumulated and unpaid dividend of $80,203.	296,844	(296,844)	—
Stockholders’ (deficit) equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; no shares issued and outstanding	—	—	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 4,943,992 shares issued and outstanding	—	—	—
Capital in excess of par value	—	246,871	246,871
Accumulated deficit	(165,717)	87,712	(78,005)
Accumulated other comprehensive income	(5,502)	—	(5,502)

Total TMS International Corp./Tube City IMS Corp. stockholders’ (deficit) equity	(171,219)	334,584	163,365
Noncontrolling interest	266	—	266

Total stockholders’ (deficit) equity	(170,953)	334,584	163,631

Total liabilities, redeemable preferred stock and stockholders’ deficit	$878,905	$—	$878,905

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Quarter ended March 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$6,217	$559	$6,776
Adjustments to reconcile Net Income to net cash provided by operating activities:
Depreciation and Amortization	14,861	—	14,861
Amortization of deferred financing costs	617	—	617
Deferred income tax	2,176	288	2,464
Provision for bad debts	12	—	12
Loss (gain) on the disposal of equipment	(36)	—	(36)
Non-cash share-based compensation cost	7	—	7
Increase (decrease) from changes in:
Accounts receivable	(77,094)	—	(77,094)
Inventories	(20,118)	—	(20,118)
Prepaid and other current assets	3,158	—	3,158
Other noncurrent assets	423	—	423
Accounts payable and accounts payable overdraft	100,108	—	100,108
Accrued expenses	(14,357)	(847)	(15,204)
Other non current liabilities	159	—	159
Other, net	950	—	950

Net cash provided by operating activities	$17,083	$—	$17,083

Cash flows from investing activities:
Capital expenditures	(11,728)	—	(11,728)
Proceeds from sale of equipment	191	—	191
Contingent payment for acquired business	(337)	—	(337)
Cash flows related to IU International, net	(229)	—	(229)

Net cash used in investing activities	(12,103)	—	(12,103)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	189	—	189
Repayment of debt	(1,081)	—	(1,081)

Net cash used for financing activities	(892)	—	(892)

Cash and cash equivalents:
Net increase in cash	4,088	—	4,088
Cash at beginning of period	49,492	—	49,492

Cash at end of period	$53,580	$—	$53,580

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Quarter ended March 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$(2,648)	$2,503	$(145)
Adjustments to reconcile Net Income to net cash used in operating activities:
Depreciation and Amortization	15,981	—	15,981
Amortization of deferred financing costs	618	—	618
Deferred income tax	(815)	863	48
Provision for bad debts	26	—	26
Loss (gain) on the disposal of equipment	(759)	—	(759)
Non-cash share-based compensation cost	6	—	6
Increase (decrease) from changes in:
Accounts receivable	(74,782)	—	(74,782)
Inventories	(27,881)	—	(27,881)
Prepaid and other current assets	1,168	—	1,168
Other noncurrent assets	14	—	14
Accounts payable and accounts payable overdraft	86,929	—	86,929
Accrued expenses	(7,226)	(368)	(7,594)
Other non current liabilities	(44)	—	(44)
Other, net	(39)	(52)	(91)

Net cash provided used in operating activities	$(9,452)	$2,946	$(6,506)

Cash flows from investing activities:
Capital expenditures	(9,259)	—	(9,259)
Proceeds from sale of equipment	1,119	—	1,119
Contingent payment for acquired business	(139)	—	(139)
Cash flows related to IU International, net	(28)	—	(28)

Net cash used in investing activities	(8,307)	—	(8,307)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	18,345	—	18,345
Repayment of debt	(21,551)	20,424	(1,127)

Net cash (used for) provided by financing activities	(3,206)	20,424	17,218

Cash and cash equivalents:
Net increase (decrease) in cash	(20,965)	23,370	2,405
Cash at beginning of period	29,814	(23,370)	6,444

Cash at end of period	$8,849	$—	$8,849

The accompanying notes are an integral part of these condensed consolidated financial statements.

Notes to Reconciling Financial Statements.

Note 1—Basis of Presentation

The reconciling financial statements have been prepared for the purpose of reconciling the balances and activities of TMS International Corp. with those of Tube City IMS Corporation, a wholly owned subsidiary thereof. The statements should be read in conjunction with the Quarterly Report on Form 10-Q of TMS International Corp. for the period ended March 31, 2011. These statements are not prepared in accordance with generally accepted accounting principals and are furnished solely for the purpose of reconciling the financial statements of TMS International Corp. to the financial statements of Tube City IMS Corporation as of and for the quarter ending March 31, 2011. Operating results for the first quarter ended March 31, 2011 and 2010 are not necessarily indicative of the results that may be expected for future periods.

On April 19, 2011, TMS International Corp. completed an initial public offering of its class A common stock. In connection with this offering, TMS International Corp. amended and restated its certificate of incorporation to create two classes of common stock; class A common stock and class B common stock. TMS International Corp. also effected a 207.4307-for-one stock split on April 13, 2011 for its common shares, the effect of which has been applied retroactively in these consolidated financial statements.

The chart below provides details of the organizational structure of TMS International Corp. and its subsidiaries after giving effect to the offering;

A portion of the net proceeds to TMS International Corp. from the offering were used to pay off all amounts outstanding under the series 2008 promissory notes, which were an obligation of TMS International Corp. The remaining proceeds remain at TMS International Corp. for general corporate purposes.

Note 2—Reconciling Balances and Adjustments

Series 2008 Promissory Notes

Prior to their repayment in connection with the initial public offering, the series 2008 promissory notes were an unsecured obligation of TMS International Corp. that were subordinated in right to payment to all existing and future senior indebtedness. The holders of the series 2008 promissory notes were also owners, or affiliates of owners of TMS International Corp.’s common stock. The series 2008 promissory notes are therefore reported as indebtedness to related parties. The series 2008 promissory notes were an obligation only of TMS International Corp. and were not an obligation of Tube City IMS Corporation. Therefore the principal balance of $42.2 million and the accrued interest thereon of $1.6 million and the interest expense for the quarter ended March 31, 2011 of $0.8 million are adjusted in arriving at the Tube City IMS Corporation statements.

TMS International Corp. Series A Preferred Stock

TMS International Corp. was initially capitalized via the sale of units which consisted of one share of common stock and one share of series A preferred stock with an initial liquidation value of $9,900 per share. The series A preferred stock carried an accumulating divided of 8%. The funds generated in the initial capitalization of TMS International Corp. were used to acquire the common stock of Tube City IMS Corporation. Tube City IMS Corporation has only common stock and no preferred stock.

In reconciling from TMS International Corp. to Tube City IMS Corporation, the effects of the preferred stock, including the accretion of accumulated and unpaid dividends thereon, are reversed.

All shares of the TMS International Corp. series A preferred stock were converted into shares of TMS International Corp. class B common stock in connection with the initial public offering.

Related Tax Effects

The remaining reconciling adjustments relate to the tax effects of the different entities. The adjustments include recording a $3.2 million liability on the financial statements of Tube City IMS Corporation based on the use of certain tax benefits of TMS International Corp pursuant to a tax sharing arrangement.